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                                                                    EXHIBIT 10.6

                                                                  CONFORMED COPY

                                  AMENDMENT TO
                         THE FIRST AMENDED AND RESTATED
                     FEDERAL INCOME TAX ALLOCATION AGREEMENT

                  Amendment dated as of August 1, 2003 (this "Amendment") to the First Amended and Restated Federal Income Tax Allocation Agreement dated as of May 10, 2002 (the "Tax Allocation Agreement") by and among Gulf Polymer & Petrochemical, Inc., a Delaware corporation ("GPPI") and the following entities:
Westlake Chemical Corporation, a Delaware corporation ("WCC"); Westlake Olefins Corporation, a Delaware corporation; Westlake Polymers LP, a Delaware limited partnership, as successor in interest to Westlake Polymers Corporation, a Delaware corporation; Westlake Petrochemicals LP, a Delaware limited partnership, as successor in interest to Westlake Petrochemicals Corporation, a Delaware corporation and WPE Corporation, a Delaware corporation; Westlake Management Services, Inc., a Delaware corporation; Westlake Resources Corporation, a Delaware corporation; Westlake Monomers Corporation, a Delaware corporation; Westlake PVC Corporation, a Delaware corporation; North American Pipe Corporation, a Delaware corporation; Westlake Vinyl Corporation, a Delaware corporation; Westlake International Corporation, a Delaware corporation; Van Buren Pipe Corporation (formerly NAPCO Manufacturing Corporation), a Delaware corporation; Westech Building Products, Inc. (formerly PVC Pipe Manufacturing Corporation), a Delaware corporation; WPT LP, a Delaware limited partnership, as successor in interest to WPT Corporation, a Delaware corporation; Westlake AR Corporation, a Delaware corporation; Westlake CA&O Corporation, a Delaware corporation; Westlake Polymer & Petrochemical, Inc., a Delaware corporation; Westlake Technology Corporation, a Delaware corporation; Westlake Styrene LP, a Delaware limited partnership, as successor in interest to Westlake Styrene Corporation, a Delaware Corporation; North American Profiles, Inc. (formerly Westech Windows, Inc.) a Delaware Corporation, Westlake Chemical Holdings, Inc., a Delaware Corporation; Westlake Chemical Manufacturing, Inc., a Delaware corporation; Westlake Chemical Investments, Inc., a Delaware corporation; Westlake Chemical Products, Inc., a Delaware corporation; Westlake Development Corporation, a Delaware corporation; Gramercy Chlor-Alkali Corporation, a Delaware corporation (collectively, the "GPPI Subsidiaries" and each individually a "GPPI Subsidiary").

                  WHEREAS, certain of the GPPI Subsidiaries have entered into an Indenture dated as of July 31, 2003 (the "Indenture") by and among WCC, each of the guarantors named therein and JPMorgan Chase Bank, as trustee, in regard to 8 3/4% Senior Notes due 2011 of WCC; and

                  WHEREAS, the Indenture restricts certain payments by WCC and its Restricted Subsidiaries (as defined in the Indenture) and certain transactions between WCC and its Restricted Subsidiaries, on one hand, and any other affiliate thereof, on the other hand; and

                  WHEREAS, GPPI and the GPPI Subsidiaries desire to amend the Tax Allocation Agreement to prohibit any payments by WCC and its Restricted Subsidiaries that would not constitute Permitted Payments to Parent (as defined in the Indenture); and

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                  WHEREAS, the Tax Allocation Agreement, as amended by this
Amendment, is, taken as a whole, not materially less favorable to WCC and its Restricted Subsidiaries than the Tax Allocation Agreement prior to this Amendment;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and in the Tax Allocation Agreement, the parties agree as follows:

                  Section 1. New Section 7 to Tax Allocation Agreement. The following is hereby added to the Tax Allocation Agreement as a new Section 7:

                       7. Prohibited Payments.

                           Notwithstanding anything to the contrary in this
                  Agreement, no payment shall be made under this Agreement by Westlake Chemical Corporation or any other GPPI Subsidiary that is a "Restricted Subsidiary" under the Indenture, dated as of July 31, 2003 (as amended and supplemented from time to time, the "Indenture"), by and among Westlake Chemical Corporation, each of the guarantors named therein and JPMorgan Chase Bank, as trustee, unless such payment would constitute a "Permitted Payment to Parent" under the Indenture.

                  Section 2. Miscellaneous.

                  (a) This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Tax Allocation Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

                  (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all for which together shall constitute one and the same instrument.

                  (c) The validity, interpretation and performance of this Amendment will be controlled and construed under the laws of the State of Delaware.

                            [Signature pages follow.]


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment on the date first indicated above.

                                     GULF POLYMER AND PETROCHEMICAL, INC.
                                     WESTLAKE CHEMICAL CORPORATION
                                     WESTLAKE OLEFINS CORPORATION
                                     WESTLAKE MANAGEMENT SERVICES, INC.
                                     WESTLAKE RESOURCES CORPORATION
                                     WESTLAKE VINYLS, INC., AS SUCCESSOR IN
                                       INTEREST TO WESTLAKE
                                       MONOMERS CORPORATION AND WESTLAKE CA&O
                                       CORPORATION
                                     WESTLAKE PVC CORPORATION
                                     WESTLAKE VINYL CORPORATION
                                     WESTLAKE INTERNATIONAL CORPORATION
                                     WESTLAKE TECHNOLOGY CORPORATION
                                     WESTLAKE POLYMER & PETROCHEMICAL, INC.
                                     WESTLAKE AR CORPORATION
                                     WESTLAKE CHEMICAL INVESTMENTS, INC.
                                     WESTLAKE CHEMICAL HOLDINGS, INC.
                                     WESTLAKE DEVELOPMENT CORPORATION
                                     GRAMERCY CHLOR-ALKALI CORPORATION
                                     GVGP, INC.


                                     By: /s/ A. Chao
                                         ---------------------------------------
                                         Albert Chao, President


                                     WESTLAKE POLYMERS LP
                                     WESTLAKE PETROCHEMICALS LP
                                     BY: WESTLAKE CHEMICAL INVESTMENTS, INC.,
                                         GENERAL PARTNER


                                     By: /s/ A. Chao
                                         ---------------------------------------
                                         Albert Chao, President


                                     WPT LP
                                     WESTLAKE STYRENE LP
                                     BY: WESTLAKE CHEMICAL HOLDINGS, INC.,
                                         GENERAL PARTNER


                                     By: /s/ A. Chao
                                         ---------------------------------------
                                         Albert Chao, President


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                                     WESTLAKE CHEMICAL MANUFACTURING, INC.
                                     WESTLAKE CHEMICAL PRODUCTS, INC.


                                     By: /s/ Harold. F. Kalbach, Jr.
                                         ---------------------------------------
                                         Harold F. Kalbach, Jr., Vice President


                                     NORTH AMERICAN PIPE CORPORATION
                                     VAN BUREN PIPE CORPORATION
                                     WESTECH BUILDING PRODUCTS, INC.
                                     NORTH AMERICAN PROFILES, INC.


                                     By: /s/ John A. Labuda
                                         ---------------------------------------
                                         John A. Labuda, President


                                     GEISMAR VINYLS COMPANY LP
                                     BY: GVGP, INC., GENERAL PARTNER


                                     By: /s/ A. Chao
                                         ---------------------------------------
                                         Albert Chao, President